EXHIBIT 10.1
                              OFFICE BUILDING LEASE
                            VILLAGE GREEN OFFICE PARK

1. PARTIES. This Lease, dated, for reference purposes only, March 15, 2002 is made by and between Village Green Office Park, (herein called "Landlord") and Quick Test 5, Inc. (herein call Tenant").

2. PREMISES. Landlord does hereby lease to Tenant and Tenant hereby leases from Landlord that certain office space (herein called "Premises") indicated on Exhibit "A" attached hereto and hereby reference thereto made a part hereof, said Premises being situated in that certain Building known as Village Green Office Park, 5655 Lindero Canyon Road, Suites 120 and 124, Westlake Village, California, 91362.

3. Said Lease is subject to the terms, covenants and conditions herein set forth and the Tenant covenants, as a material part of the consideration for this Lease, to keep and perform each and all of said terms covenants and conditions by it to be kept and performed and that this Lease is made upon the condition of said performance.

4. TERM. The term of this Lease shall be for three (3) years, commencing on the fifteenth (15th) day of April 2002 and ending on the thirtieth (30th) day of April 2005.

5. POSSESSION.

         a. If the Landlord, for any reason whatsoever, cannot deliver possession of the said Premises to the Tenant at the commencement of the term hereof, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom, nor shall the expiration date of the above term be in any way extended, but in that event, all rent shall be abated during the period between the commencement of said term and the time when Landlord delivers possession.

         b. In the event that Landlord shall permit Tenant to occupy the Premises prior to the commencement date of the term, such occupancy shall be subject to all the provisions of this Lease. Said early possession shall not advance the termination date hereinabove provided.

6. RENT.

         a. Tenant agrees to pay to Landlord as rental, without prior notice or demand, for the Premises, the sum of Seven Thousand Six hundred and Sixty Eight Dollars and Fifty Cents ($7,668.50), on or before the first day of the first full calendar month of the term hereof and a like sum on or before the first day of each and every successive calendar month thereafter. Rent for any period during the term hereof which is for less that one (1) month shall be a prorated portion of the monthly installment herein, based upon a thirty (30)-day month. Said rental shall be paid to Landlord, without deduction or offset in lawful money of the United States of America, which shall be legal tender at the time of payment at the Office of the Building, or to such other person or at such other place as Landlord may from time to time designate in writing.

         b. Rent Abatement: Landlord shall grant Tenant one (1) month free rent beginning April 15, 2002 through May 15, 2002. A full first month rent payment (May 15'*' through June 15th) in the amount of $7,668.50 shall be paid in advance at lease signing; a prorated rent payment in the amount of $3,834.25 (June 15- 2002 through June 30, 2002) shall be paid on June 1' 2002 and regular rent payments shall begin July 1, 2002.
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7.  SECURITY  DEPOSIT.  Tenant  has  deposited  with  Landlord  the sum of Eight
Thousand One Hundred Six Dollars and Seventy Cents ($8,106.70). Said sum shall be held by Landlord as security for the faithful performance by Tenant of all the terms, covenants and conditions of this Lease to be kept and performed by Tenant during the term hereof. If Tenant defaults with respect to any provision of this Lease, including but not limited to the provisions relating to the payment of rent, Landlord may (but shall not be required to) use, apply or retain all or any part of this security deposit for the payment of any rent or any other sum in default, or for the payment of any amount which Landlord may spend or become obligated to spend by reason of Tenant's default, or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of said deposit is so used or applied, Tenant shall, within five (5) days after written demand therefore, deposit cash with Landlord in an amount sufficient to restore the security deposit to its original amount and Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep this security deposit separate from its general funds, and Tenant shall not be entitled to interest on such deposit. If Tenant shall fully and faithfully perform every provision, specifically provisions number 10 and 23, of this Lease to be performed by it, the security deposit or any balance thereof, shall be returned to Tenant (or, at Landlord's option, to the last assignee of Tenant's interest hereunder) upon vacating the Premises. Tenant acknowledges and agrees, however, that the cost of Tenant Signage may be deducted from Tenant's security deposit upon vacating the premises at a rats of one hundred fifty dollars ($150.00) if Tenant vacates the Premises prior to twenty-four (24) months of occupancy or at a rate of seventy-five ($75.00) if Tenant vacates the Premises prior to forty-eight (48) months of occupancy. In the event of termination of Landlord's interest in this Lease, Landlord shall transfer said deposit to Landlord's successor in interest.

8. USE. Tenant shall use the Premises for General office purposes and shall not use or permit the Premises to be used for any other purpose without the prior written consent of Landlord.

Tenant shall not do or permit anything to be done in or about the Premises nor bring or keep anything therein which will in any way increase the existing rate of or affect any fire or other insurance upon the Building or any of its contents, or cause cancellation of any insurance policy covering said Building or any part thereof or any of its contents. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building or injure or annoy them or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises. Tenant shall not commit or suffer to be committed any waste in or upon the Premises.

9. COMPLIANCE WITH LAW. Tenant shall not use the Premises or permit anything to be done in or about the Premises which will in any way conflict with any law, statute, ordinance or government rule or regulation now in force or which may hereafter be enacted or promulgated. Tenant shall, at its sole cost and expense, promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereafter be in force, and with the requirements of any board of fire insurance underwriters or other similar bodies now or hereafter constituted, relating to, or affecting the condition, use or occupancy of the Premises, excluding structural changes not related to or affected by Tenant's improvements or acts. The judgment of any court of competent jurisdiction or the admission of Tenant in any action against Tenant, whether Landlord by a party thereto or not, that Tenant has violated any law, statute, ordinance or government rule, regulation or requirement, shall be conclusive of that fact as between the Landlord and Tenant.
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10. ALTERATIONS AND ADDITIONS.

         a. Landlord approves, at the sole cost and expense of Lessee permitted alterations and improvements as follows:

               1. Remove partition wall in suite 124, and open the two door patches in the Kitchen and the hall of Suite 120, creating one contiguous suite between 120 and 124.

         b. Landlord agrees to provide at Landlord's cost and expense:

               1. Matching doors and molding for the two door openings created by Lessee as stated in item 10.a.1.;

               2. Patch and stain carpet, work to be approved by lessee;

               3. Replace Linoleum in Kitchen area of Suite 124 with standard commercial grade Linoleum;

               4. Replace ceiling tiles to make ceiling consistent throughout both suites;

               5. Replace tiles in entry of suite 120 with sheet rock making ceiling consistent;

               6. Fix or replace any door handles or locks that are not in working condition.

         c. Tenant shall not make or suffer to be made any additional alterations, additions, or improvements to or of the Premises or any part thereof without the written consent of Landlord first had and obtained, with the exception of those noted in 10.a.; and any alterations, additions or improvements to or of said Premises, including but not limited to, wall covering, paneling and built-in cabinet work, but excepting movable furniture and trade fixtures, shall on the expiration of the term, become a part of the realty and belong to the Landlord and shall be surrendered with the Premises. In the event Landlord consents to the making of any alterations, additions or improvements to the Premises by Tenant, the same shall be made by Tenant at Tenant's sole cost and expense, and any contractor or person selected by Tenant to make the same must first be approved of, in writing, by the Landlord. Upon the expiration or sooner termination of the term hereof, Tenant shall, upon written demand by Landlord, given at least thirty (30) days prior to the end of the term, at Tenant's sole cost and expense, forthwith and with all due diligence, remove any alterations, additions, or improvements made by Tenant, designated by Landlord to be removed, and tenant shall, forthwith and with all due diligence, at its sole cost and expense, repair any damage to the Premises caused by such removal.

11. REPAIRS.

         a. By taking possession of the Premises, Tenant shall be deemed to have accepted the Premises as being in good, sanitary order, condition and repair. Tenant shall, at Tenant's sole cost and expense, keep the Premises and every part thereof, in good condition and repair, damage thereto from causes beyond the reasonable control of Tenant and ordinary wear and tear excepted. Tenant shall, upon the expiration or sooner termination of this Lease hereof, surrender the Premises to the Landlord in good condition, ordinary wear and tear and damage from causes beyond the reasonable control of Tenant excepted. Except as specifically provided in an addendum, if any, to this Lease, Landlord shall have no obligation whatsoever to
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alter, remodel, improve, repair, decorate or paint the Premises or any part thereof and the parties hereto affirm that Landlord has made no representations to Tenant respecting the condition of the Premises or the Building except as specifically herein set forth.

         b. Notwithstanding the provisions of Article 11 .a. hereinabove, Landlord shall repair and maintain the structural portions of the Building, including the basic plumbing, air conditioning, heating, and electrical systems, installed or furnished by Landlord, unless such maintenance and repairs are caused in part or in whole by the act, neglect, fault or omission of any duty by the Tenant, its agents, servants, employees or invitees, in which case Tenant shall pay to Landlord the reasonable cost of such maintenance and repairs, Landlord shall not be liable for any failure to make any such repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after written notice of the need of such repairs or maintenance is given to Landlord by Tenant. Except as provided in Article 23 hereof, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of repairs, alterations or improvements in or to any portion of the Building or the Premises or in or to fixtures, appurtenances and equipment therein. Tenant waives the right to make repairs at Landlord's expense under any law, statute or ordinance now or hereafter in effect.

12. LIENS. Tenant shall keep the Premises and the property in which the Premises are situated free from any liens arising out of any work performed, materials furnished or obligations incurred by Tenant. Landlord may require, at Landlord's sole option, that Tenant shall provide to Landlord, at Tenant's sole cost and expense, a lien and completion bond in an amount equal to one and one-half (1 1/2) times any and all estimated cost of any improvements, additions, or alterations in the Premises, to insure Landlord against any liability for mechanic's and materialmen's liens and to insure completion of the work.

13. ASSIGNMENT AND SUBLETTING. Tenant shall not either voluntarily or by operation of law, assign, transfer, mortgage, pledge, hypothecate or encumber this Lease or any interest therein, and shall not sublet the said Premises or any part thereof, or any right or privilege appurtenant thereto, or suffer any other person (the employees, agents, servants and invitees of Tenant excepted) to occupy or use the said Premises, or any portion thereof, without the written consent of Landlord first had and obtained, which consent shall not be unreasonably withheld, and a consent to one assignment, subletting, occupation or use by any other person shall not be deemed to be a consent to any subsequent assignment, subletting, occupation or use by another person. Any such assignment or subletting without such consent shall be void, and shall, at the option of the Landlord, constitute a fraud under this Lease. In the event that Landlord shall consent to an assignment, hypothecation, subletting or transfer under this Article, Tenant shall pay to Landlord a fee of $250.00 to defray expenses incurred by Landlord in giving such consent.

14. HOLD HARMLESS. Tenant shall indemnify and hold harmless Landlord against and from any and all claims arising from Tenant's use of the Premises for the conduct of its business or from any activity, work, or other thing done, permitted or suffered by the Tenant in or about the Building, and shall further indemnify and hold harmless Landlord against and from any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any act or negligence of the Tenant, or any officer, agent, employee, guest, or invitee of Tenant, and from all and against all cost, attorney's fees, expenses and liabilities incurred in or about any such claim or any action or proceeding brought thereon, and, in any case, action or proceeding be brought against
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Landlord by reason of any such claim.  Tenant  upon notice from  Landlord  shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord. Tenant as a material part of the consideration to Landlord hereby assumes all risk of damage to property or injury to persons, in, upon or about the Premises, from any cause other than Landlord's negligence, and Tenant hereby waives all claims in respect thereof against Landlord.

Landlord or its agents shall not be liable for any damage to property entrusted to employees of the Building, nor for loss or damage to any property by theft or otherwise, nor for any injury to or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak from any part of the Building or from the pipes, appliances or plumbing works therein or from the roof, street or subsurface or from any other place resulting from dampness or any other cause whatsoever, unless caused by or due to the negligence of Landlord, its agents, servants or employees. Landlord or its agents shall not be liable for interference with the light or other incorporeal hereditaments, loss of business by Tenant, nor shall Landlord "be liable for any latent defect in the Premises or in the building. Tenant shall give prompt notice to Landlord in case of fire or accidents in the Premises or in the Building or of defects therein or in the fixtures or equipment.

15. SUBROGATION. As long as their respective insurers so permit, Landlord and Tenant hereby mutually waive their respective rights of recovery against each other for any loss insured by fire, extended coverage and other property insurance policies existing for the benefit of the respective parties. Each party shall obtain any special endorsements, if required by their insurer to evidence compliance with the aforementioned waiver.

16. LIABILITY INSURANCE. Tenant shall, at Tenant's expense, obtain and keep in force during the term of this Lease a policy of comprehensive public liability insurance insuring Landlord and Tenant against any liability arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. The limit of said insurance shall not, however, limit the liability of the Tenant hereunder. Tenant may carry said insurance under a blanket policy, providing, however, said insurance by Tenant shall have a Landlord's protective liability endorsement attached thereto. If Tenant shall fail to procure and maintain said insurance, Landlord may, but shall not be required to, procure and maintain same, but at the expense of Tenant. Insurance required hereunder, shall be in companies rated A+ AAA or better in "Best's Insurance Guide". Tenant shall deliver to Landlord prior to occupancy of the Premises copies of policies of liability insurance required herein or certificate evidencing the existence and amounts of such insurance with loss payable clauses satisfactory to Landlord. No policy shall be cancelable or subject to reduction of coverage except after ten (10) days' prior written notice to Landlord. Refer to Article 32 for coverage limits.

17. SERVICES AND UTILITIES.

         a. Tenant shall pay all charges for electricity furnished to the Premises, including any taxes thereon. Tenant's failure to pay when due the electricity charges herein shall constitute a default of this Lease. Upon Tenant's failure to pay such charges Landlord may, but shall not be obligated to, pay such charges in place of Tenant, in which case the amount so paid by Landlord shall be deemed to be overdue and shall be subject to the provisions of
Article 23.b. hereof.

         b. Tenant shall arrange and pay for adequate janitorial service to the Premises. Tenant's failure to pay when due the charges for such janitorial service, and/or its failure to provide for such service on a regular basis, shall constitute a default of this Lease. Upon Tenant's failure to pay such charges or to make arrangements for such service Landlord may, but shall not be obligated to, pay such charges or make such arrangements in place of Tenant, in which case any amounts paid by Landlord in connection with janitorial service furnished to the Premises shall be deemed to be overdue and shall be subject to the provisions of Article 23.b. hereof.

         c. Landlord shall maintain and keep lighted the common stairs, common entries and public toilet rooms in the Building of which the Premises are a part from dusk until 10:00 p.m., weekdays only. Landlord shall not be liable for, and Tenant shall not be entitled to, any reduction of rent by reason of Landlord's failure to furnish any of the foregoing when such failure is caused by accident, breakage, repairs, strikes, lockouts or other labor disturbances or labor disputes of any character, or by any other cause, similar or dissimilar, beyond the reasonable control of Landlord. Landlord shall not be liable under any circumstances for a loss of or injury to property, however occurring, through or in connection with or incidental to failure to furnish any of the foregoing. Whenever heat generating machines or equipment are used in the Premises, which affect the temperature otherwise maintained by the air conditioning system. Landlord reserves the right to install supplementary air conditioning units in the Premises and the cost thereof, including the cost of installation, and the cost of operation and maintenance thereof, shall be paid by Tenant to Landlord upon demand by Landlord.

18. PROPERTY TAXES. Tenant shall pay, or cause to be paid, before delinquency, any and ail taxes levied or assessed and which become payable during the term hereof upon all Tenant's leasehold improvements, equipment, furniture, fixtures and personal property located in the Premises: except that which has been paid for by Landlord, and is the standard of the Building. In the event any or all of the Tenant's leasehold improvements, equipment, furniture, fixtures and personal property shall be assessed and taxed with the Building, Tenant shall pay to Landlord its share of such taxes within ten (10) days after delivery to Tenant by Landlord of a statement in writing setting forth the amount of such taxes applicable to Tenant's property.

19. RULES AND REGULATIONS. Tenant shall faithfully observe and comply with the rules and regulations that Landlord shall from time to time promulgate. Landlord reserves the right from time to time to make all reasonable modifications to said rules. The additions and modifications to those rules shall be binding upon deliver to Tenant. Landlord shall not be responsible to Tenant for the nonperformance of any said rules by any other tenants or occupants.

20. HOLDING OVER. Any holding over after the expiration of the term of this Lease or any extensions thereof, with the consent of Landlord, shall be construed to a tenancy from month-to-month on the terms and conditions herein specified so far as applicable, except for the rent which shall be as specified by notice, in writing, by Landlord, or In the event no notice is given, shall be adjusted each April 1, Anniversary Date, as provided in Article thirty-one (31) hereof.

21. ENTRY BY LANDLORD. Landlord reserves and shall at any and all times have the right to enter the Premises, inspect the same, supply any service to be provided by Landlord to Tenant hereunder, to submit said Premises to prospective purchasers or tenants, to post notices of non-responsibility, and to alter, improve or repair the Premises and any portion of the Building of which the Premises are a part that Landlord may deem necessary or desirable, without abatement of rent and may for that purpose erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, always providing that the entrance to the Premises shall not be blocked thereby, and further providing that the business of the Tenant shall not be interfered with unreasonably. Tenant hereby waives any claim for damages or for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Tenant's vaults, safes and files, and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency, in order to obtain entry to the Premises without liability to Tenant except for any failure to exercise due care for Tenant's property. Any entry to the Premises obtained by Landlord by any of said means, or otherwise shall not under any circumstances be construed or deemed to be forcible or unlawful entry into, or a detainer of, the Premises, or an eviction of Tenant from the Premises or any portion thereof.

22. RECONSTRUCTION. In the event the Premises or the Building of which the Premises are a part are damaged by fire or other perils covered by extended coverage insurance, Landlord agrees to forthwith repair the same: and this Lease shall remain in full force and effect, except that Tenant shall be entitled to a proportionate reduction of the rent while such repairs are being made, such proportionate reduction to be based upon the extent to which the making of such repairs shall materially interfere with the business carried on by the Tenant in the Premises. If the damage is due to the fault or neglect of Tenant or its employees, there shall be no abatement of rent.

         In the event the Premises or the Building of which the Premises are a part are damaged as a result of any cause other than the perils covered by fire and extended coverage insurance, then Landlord shall forthwith repair the same, provided the extent of the destruction be less than ten (10%) per cent of the then full replacement cost of the Premises or of the Building of which the Premises are a part. In the event the destruction of the Premises or the Building is to an extent greater than ten (10%) per cent of the full replacement cost, then Landlord shall have the option: (1) to repair or restore such damage, this Lease continuing in full force and effect, but the rent to be proportionately reduced as hereinabove in this Article provided: or (2) give notice to Tenant at any time with sixty (60) days after such damage terminating this Lease as of the date specified in such notice, which date shall be no less than thirty (30) and no more than sixty (60) days after the giving of such notice. In the event of giving such notice, this Lease shall expire and all interest of the Tenant in the Premises shall terminate on the date so specified in such notice and the Rent, reduced by a proportionate amount, based upon the extent, if any, to which such damage materially interfered with the business carried on by the Tenant in the Premises, shall be paid up to date of said such termination.

         Notwithstanding anything to the contrary contained in this Article, Landlord shall not have any obligation whatsoever to repair, reconstruct or restore the Premises when the damage resulting from any casualty covered under this Article occurs during the last twelve (12) months of the term of this Lease or any extension thereof.

         Landlord shall not be required to repair any injury or damage by fire or other cause, or to make any repairs or replacements of any panels, decoration, office fixtures, railings, floor covering, partitions, or any other property installed in the Premises by Tenant.

         The Tenant shall not be entitled to any compensation or damages from Landlord for loss of the use of the whole or any part of the Premises, Tenant's personal property or any inconvenience or annoyance occasioned by such damage, repair, reconstruction or restoration.

23. DEFAULT. The occurrence of any one or more of the following events shall constitute a default and breach of this Lease by Tenant.

         a. The vacating or abandonment of the Premises by Tenant.

         b. The failure by Tenant to make any payment of rent or any other payment required to be made by Tenant hereunder, as and when due, where such failure shall continue for a period of three (3) days after written notice thereof by Landlord to Tenant.

         c. The failure by Tenant to observe or perform any of the covenants, conditions, or provisions of this Lease to be observed or performed by the Tenant, other than described in Article 23.b above, where such failure shall continue for a period of thirty (30) days after written notice thereof by Landlord to Tenant; provided, however, that if the nature of Tenant's default is such that more than thirty (30) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

         d. The making by Tenant of any general assignment or general arrangement for the benefit of creditors; or the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt, or a petition or reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days); or the appointment of a trustee or a receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days; or the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged in thirty (30) days.

24. REMEDIES IN DEFAULT. In the event of any such material default or breach by Tenant, Landlord may at any time thereafter, with or without notice or demand and without limiting Landlord in the exercise of a right or remedy which Landlord may have by reason of such default or breach:

         a. Terminate Tenant's right to possession of the premises by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. In such event, Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default including, but not limited to, the cost of recovering possession of the Premises; expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorney's fees, any real estate commission actually paid, the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that Tenant proves could be reasonably avoided; that portion of the leasing commission paid by Landlord and applicable to the unexpired term of this Lease. Unpaid installments of rent or other sums shall bear interest from the date due at the rate of ten (10%) per cent per annum. In the event Tenant shall have abandoned the Premises, Landlord shall have the option of (a) taking possession of the Premises and recovering from Tenant the amount specified in this paragraph, or (b) proceeding under the provisions of the following Article 24.b.

         b. Maintain Tenant's right to possession, in which case this Lease shall continue in effect whether or not Tenant shall have abandoned the Premises. In such event, Landlord shall be entitled to enforce all of Landlord's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder.

         c. Pursue any other remedy now or hereafter available to Landlord under the laws or judicial decision of the State in which the Premises are located.

25. EMINENT DOMAIN. If more than twenty-five (25%) per cent of the Premises shall be taken or appropriated by any public or quasi-public authority under the power of eminent domain, either party hereto shall have the right, at its option, to terminate this Lease, and Landlord shall be entitled to any and all income, rent, award, or any interest therein whatsoever which may be paid or made in connection with such public or quasi-public use or purpose, and Tenant shall have no claim against Landlord for the value of any unexpired term of this Lease. If either less than or more than twenty-five (25%) per cent of the Premises is taken, and neither party elects to terminate as herein provided, the rental thereafter to be paid shall be equitably reduced. If any part of the Building other than the Premises may be so taken or appropriated, Landlord shall have the right at its option to terminate this Lease and shall be entitled to the entire award as above provided.

26. OFFSET STATEMENT. Tenant shall, at any time and from time to time upon not less than ten (10) days' prior written notice from Landlord, execute, acknowledge and deliver to Landlord a statement in writing, (a) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified, is in full force and effect), and the date to which the rental and other charges are paid in advance, if any and (b) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of the Landlord hereunder, or specifying such defaults if any are claimed. Any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the real property of which the Premises are a part.

27. PARKING. Tenant shall have the right to use in common with other tenants or occupants of the Building, the parking facilities of the Building, if any, subject to the monthly rates, rules and regulations, and any other charges of Landlord for such parking facilities which may be established or altered by Landlord at any time or from time to time during the term hereof.

28. AUTHORITY OF PARTIES.

         a. Corporate Authority. If Tenant is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation, in accordance with a duly adopted resolution of the board of directors of said corporation or in accordance with the by-laws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms.

         b. Limited Partnership. If the Landlord herein is a limited partnership, it is understood and agreed that any claims by Tenant on Landlord shall be limited to the ASSETS of the limited partnership, and furthermore, Tenant expressly waives any and all rights to proceed against the individual partners or the officers, directors or shareholders of any corporate partner, except to the extent of their interest in said limited partnership. .

29. GENERAL PROVISIONS.

         (i) Plats and Riders. Clauses, plats and riders, if any, signed by the Landlord and the Tenant and endorsed on or affixed to this Lease are a part hereof.

         (ii) Waiver. The waiver by Landlord of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term covenant or condition on any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of the Tenant to pay the particular rental so accepted, regardless or Landlord's knowledge of such preceding breach at the time of the acceptance of such rent.

         (iii) Notices. All notices and demands which may or are to be required or permitted to be given by either party to the other hereunder shall be in writing. All notices and demands by the Landlord to the Tenant shall be sent by United States Mail, postage prepaid, addressed to the Tenant at the Premises, or to such other place as Tenant may from time to time designate in a notice to the Landlord. All notices and demands by the Tenant to the Landlord shall be sent by United States Mail, postage prepaid, addressed to the Landlord at the Office of the Building, or to such other person or place as the Landlord may from time to time designate in a notice to the Tenant.

         (iv) Joint Obligation. If there is more than one Tenant the obligation hereunder imposed upon Tenants shall be joint and several.

         (v) Marginal Headings. The marginal headings and Article titles to the Articles of this Lease are not a part of this Lease and shall have no effect upon the construction OF interpretation of any part hereof.

         (vi) Time. Time is of the essence of this Lease and each and all of its provisions in which performance is a factor.

         (vii) Successors and Assigns. The covenants and conditions herein contained, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of the parties hereto.

         (viii) Recordation. Neither Landlord nor Tenant shall record this Lease or a short form memorandum hereof without the prior written consent of the other party.

         (ix) Quiet Possession. Upon Tenant paying the rent reserved hereunder and observing and performing all of the covenants, conditions and provisions on Tenant's part to be observed and performed hereunder, Tenant shall have quiet possession of the Premises for the entire term hereof, subject to all the provisions of this lease.

         (x) Late Charges. Tenant hereby acknowledges that late payment by Tenant to Landlord of rent or other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Landlord by terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or of a sum due from Tenant shall not be received by Landlord or Landlord's designee within three (3) days after said amount is due, then Tenant shall pay to Landlord a late charge equal to ten

(10%) per cent of such overdue amount. The parties hereby agree that such late charges represent a fair and reasonable estimate of the cost that Landlord will incur by reason of the late payment by Tenant. Acceptance of such late charges by the Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

         (xi) Prior Agreements. This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreements or understanding pertaining to any such matters shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest. This Lease shall not be effective or binding on any party until fully executed by both parties hereto.

         (xii) Inability to Perform. This Lease and the obligations of the Tenant hereunder shall not be affected or impaired because the Landlord is unable to fulfill any of its obligations hereunder or is delayed in doing so, if such inability or delay is caused by reason of strike, labor troubles, acts of God, or any other cause beyond the reasonable control of the Landlord.

         (xiii) Attorneys' Fees. In the event of any action or proceeding brought by either party against the other under this Lease, the prevailing party shall be entitled to recover all costs and expenses including the fees of its attorneys in such action or proceeding in such amount AS the court may adjudge reasonable as attorney's fees.

         (xiv) Sale of Premises by Landlord. In the event of any sale of the Building, Landlord shall be and is hereby entirely freed and relieved of all liability under any and all of its covenants and obligations contained in or derived from this Lease arising out of any act, occurrence or omission occurring after the consummation of such sale; and the purchaser, at such sale or any subsequent sale of the Premises shall be deemed, without any further agreement between the parties or their successors in interest or between the parties and any such purchaser, to have assumed and agreed to carry out any and all of the covenants and obligations of the Landlord under this Lease.

         (xv) Subordination, Attornment. This Lease is subject and subordinate to all mortgages and deeds of trust which now affect the Building or the Premises and to all renewals, modifications, consolidations, replacements and extensions thereof; provided however, if the holder or holders of any such mortgage or deed of trust shall advise Landlord that they desire or require this Lease to be prior and superior thereto, upon written request of Landlord to Tenant, Tenant agrees to promptly execute, acknowledge and deliver any and all documents or instruments which Landlord or holder or holders deem necessary or desirable for purposes thereof. Landlord shall have the right to cause this Lease to be and become and remain subject and subordinate to any and all ground or underlying leases, mortgages or deeds of trust which may hereafter be executed covering the Premises, or any renewals, modifications, consolidations, replacements or extensions thereof, for the full amount of all advances made or to be made thereunder and without regard to the time or character of such advances, together with interest thereon and subject to all the terms and provisions thereof; and Tenant agrees, within ten (10) days after Landlord's written request therefore, to execute, acknowledge and deliver upon request any and all documents or instruments requested by Landlord or necessary or proper to assure the subordination of this Lease to any such mortgages, deeds of trust, or leasehold estates. Tenant hereby appoints Landlord the attorney- in-fact of Tenant irrevocably to execute and deliver any document or documents provided for herein for and in the name of Tenant. Such power, being coupled with an interest, is irrevocable.

         In the event any proceedings are brought for foreclosure, or in the event of the exercise of the power of sale under any mortgage or deed of trust made by the Landlord covering the Premises, the Tenant shall attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Landlord under this Lease.

         The provisions of this Article to the contrary notwithstanding, and so long as Tenant is not in default hereunder, this Lease shall remain in full force and effect for the full term hereof.

         (xvi) Name. Tenant shall not use the name of the Building or of the development in which the Building is situated for any purpose other than as an address of the business to be conducted by the Tenant in the Premises.

         (xvii) Separability. Any provision of this Lease which shall prove to be invalid, void, or illegal shall in no way affect, impair or invalidate any other provision hereof and such other provisions shall remain in full force and effect.

         (xviii) Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

         (xix) Choice of Law. This Lease shall be governed by the laws of the State in which the Premises are located.

         (xx) Signs and Auctions. Tenant shall not place any sign upon the Premises or Building or conduct any auction thereon without Landlord's prior written consent.

         (xxi) Returned Checks Charge. Should a check remitted to Landlord as any payment due hereunder not be honored for any reason including, but not limited to non-sufficient funds, Tenant shall pay the greater of (1) the late charge applicable per Article 29 (x) herein or (2) forty ($40.00) dollars.

30. BROKERS. Tenant warrants that it has had no dealings with any real estate broker or agents in connection with the negotiation of this Lease excepting only Tim J. Owens & Associates and it knows of no other real estate broker or agent who is entitled to a commission in connection with this Lease.

31. COST OF LIVING ADJUSTMENTS. The rent shall be adjusted as of each year of the lease term to reflect the change in the cost of living since, (the "Term Commencement Date") in the manner sot forth in this Article 31. On each of each year of the lease term (an "Anniversary Date"), commencing with the January first following the Term Commencement Date, the rent specified in Article five
(5) above shall be multiplied-by a fraction, the numerator of which shall be-the Consumer Price Index ("CPI") for AIIUrban Consumers for the Los Angeles Riverside- the three (3) months immediately prior to the month in which the Term Commencement Date falle. The rent for the year period following each Anniversary Date shall be the greater of (i) the product of such multiplication, or (ii) the rent specified in Article five (6) above. In the event the CPI ceases to be published on a monthly basis or otherwise, Landlord shall select a comparable CPI published by the Bureau in place of the GPI and shall notify Tenant of the selection and of any adjustments to the use of such GPI as may be necessary of appropriate. Such selection and notification of adjustments by Landlord shall be binding on Tenant unless patiently unreasonable.

32. INSURANCE LIMITS. Tenant's insurance coverage (Article 16) shall be maintained with policy coverage(s) with no less than One Million and No/100s Dollars ($1.000,000.00), combined single limit per occurrence, insuring Tenant against liability for bodily injury, property damage, personal injury and Tenant's Legal Liability arising out of the operation, use or occupancy of the premises by Tenant. Such coverage shall be written on a "broad form comprehensive general liability" insurance form. Tenant shall deliver to Landlord a certificate of insurance, naming Landlord and Landlord's Agent, if applicable, as additional insureds prior to Tenants initial occupancy.

33. TERMINATION.

         a. If the tenancy described herein is month-to-month, either party may terminate this Lease by giving the other party at least thirty (30) days prior written notice.

         b. If the tenancy if for a fixed term, Lessee may not terminate this Lease prior to the expiration of the term hereof without the written consent of Lessor. Lessor may not terminate this Lease during the term hereof unless Lessee defaults as hereinafter described.

         c. If either party desires to terminate this Lease at the expiration of the term hereof, that party shall provide the other party at least thirty (30) days prior written notice. If neither party gives written notice of termination to the other party, this Lease shall become a month-to- month tenancy, requiring each party to give at least thirty (30) days prior written notice to terminate this Lease as provided in subparagraph (a) above.

34. RENT SCHEDULE: Monthly rent will increase on each anniversary of the commencement date of this lease by five cents (.05) per square foot as follows:

                4/1/2002 - 3/31/2003 =$7668.50
                4/1/2003 - 3/31/2004 =$7887.60
                4/1/2004 - 3/31/2005 =$8106.70

35. OPTIONS: One (1) Three (3) year option to renew at existing lease terms.

The parties hereto have executed this Lease at the place and on the dates specified immediately adjacent to their respective signatures.

If this Lease has been filled in, it has been prepared for submission to your attorney for his approval. No representation or recommendation is made to the real estate broker or its agents or employees as to the legal sufficiency, legal effect, or tax consequences of this Lease or the transaction relating hereto.

                                   EXHIBIT "B"
                              Rules and Regulations

1. Sidewalks, entrances, passages, courts, vestibules, stairways, corridors or halls shall not be obstructed or used for any purpose other than ingress and egress. Halls, passages, entrances, stairways, balconies and roof are not for the use of the general public, and Lessor shall in all cases retain the right to control and prevent access thereto by all persons whose presence, in the judgment of Lessor, be prejudicial to the safety, character, reputation or interest of the Premises or its lessees; provided however, that nothing herein contained shall be construed to prevent such access to persons with whom Lessee normally deals only for the purpose of conducting its business on the Leased Premises (such as clients, customers, office suppliers and equipment vendors) unless such persons are engaged in illegal activities. No Lessee and no employee of any Lessee shall go upon the roof of the Premises without the prior written consent of Lessor.

2. No awnings or other projections shall be attached to the outside walls of the Premises. No curtains, blinds, shades or screens shall be attached or hung, or otherwise used in connection with, any window or door of the Premises other than Lessor's standard drapes. All electric ceiling fixtures hung in offices or spaces along the perimeter of the Premises must be fluorescent, of a quality, type, design, and bulb color approved by Lessor. Neither the interior nor the exterior of any windows shall be coated or otherwise sun-screened without the prior written consent of Lessor.

3. No sign, advertisement, notice or handbill shall be exhibited, distributed, painted or affixed by Lessee on, about or from any part of the Leased Premises without the prior written consent of the Lessor. If Lessor shall have given such consent at the time, whether before or after the execution of this Lease, such consent shall in no way operate AS A waiver or release of any of the provisions hereof or of this Lease, and shall be deemed to relate only to the particular sign, advertisement or notice so consented to by Lessor and shall not be construed as dispensing with the necessity of obtaining the specific written consent of Lessor with respect to each and every other sign, advertisement or notice. Upon violation of the foregoing by Lessee, Lessor may remove or stop same without any liability, and may charge the expense incurred in such removal or stopping to Lessee. Interior signs on doors and directory tablet shall be inscribed, painted or affixed for each Lessee by Lessor at the expense of such Lessee, and shall be of a size, color and style acceptable to Lessor. The directory tablet will be provided exclusively for the display of the name and location of lessees only and Lessor reserves the right to exclude any other names therefrom. Nothing may be placed on the exterior of corridor walls or corridor doors other than Lessor's standard lettering.

4. The sashes, sash doors, skylights, windows, and doors that reflect or admit light and air into halls, passageways or other public places in the Premises, shall not be covered or obstructed by any Lessee, nor shall any bottles, parcels or other articles be placed on the window sills. Lessee shall see that the windows, transoms and doors of the Leases Premises are closed and securely locked before leaving the Premises and must observe strict care not to leave windows open when it rains. Lessee shall exercise extraordinary care and caution that all water faucets or water apparatus are entirely shut off before Lessee or its employees leave the Premises, and that all electricity, gas or air shall likewise be carefully shut off so as to prevent waste or damage. Lessee shall cooperate with Lessor in obtaining maximum effectiveness of the cooling system by closing drapes when the sun's rays fall directly on the windows of the Premises. Lessee shall not tamper with or change the setting of any thermostats or temperature control valves.

5. The toilet rooms, water and wash closets and other plumbing fixtures shall not be used for any purpose other than those for which they were constructed, and no sweepings, rubbish, rags, or other substances shall be thrown therein. All damages resulting from any misuse of the fixtures shall be borne by the Lessee who, or whose subtenants, assignees or any of their servants, employees, agents, visitors or licensees shall have caused the same.

6. No Lessee shall mark, paint, drill into, or in any way deface any part of the Leased Premised or the Premises. No boring, cutting or stringing of wires or laying of linoleum or other similar floor coverings shall be permitted, except with the prior written consent of Lessor and as it may direct.

7. No bicycles, vehicles, birds or animals of any kind shall be brought into or kept in or about the Leased Premises and no cooking shall be done or permitted by any Lessee, except the preparation of coffee, tea, hot chocolate and similar items for Lessees and their employees shall be permitted provided power shall not exceed that amount which can be provided by a 30 amp circuit. No Lessee shall cause or permit any unusual or objectionable odors to be produced or permeate the Leased Premises. Smoking or carrying lighted cigars, cigarettes or pipes in the common areas of the Premises is prohibited.

8. The Leased Premises shall not be used for manufacturing or storage of merchandise except as such storage may be incidental to the permitted use of the Leased Premises. No Lessee shall occupy or permit any portion of the Leased Premises to be occupied as an office for public stenographer or typist, or for the manufacture or sale of liquor, narcotics or tobacco in any form, or as a medical office, or a barber or manicure shop, or as an employment bureau, without the express written consent of Lessor. No Lessee shall engage or pay any employees on the Leased Premises or the Premises except those actually working for such Lessee, nor advertise for laborers giving an address at the Leased Premises. The Premises shall not be used for lodging or sleeping or for any immoral or illegal purposes.

9. No Lessee shall make, or permit to be made any unseemly or disturbing noises or disturb or interfere with occupants of this or neighboring buildings or premises or those having business with them, whether by use of any musical instrument, radio, phonograph, unusual noise, or in any other way. No Lessee shall throw anything out of the doors, windows or skylight or down the passageways.

10. No Lessee or its servants, employees, agents, visitors or licensees, shall, at any time, bring or keep upon the Leased Premises or the Premises, any flammable, combustible OR explosive fluid, chemical or substance.

11. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by Lessee, nor shall any changes be made in existing locks or the mechanisms thereof. Each Lessee must, upon termination of his tenancy, restore to Lessor all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, such Lessee and in the event of the loss of keys so furnished, such Lessee shall pay to Lessor the cost of replacing the same of changing the lock or locks opened by such lost key if Lessor shall deem it necessary to make such changes.

12. All removals, or the carrying in or out of safes, freight, furniture, or bulky matter of any description must take place during the hours which Lessor shall determine from time to time, without the prior written consent of the Lessor. The moving of safes or other fixtures or bulky matter must be done upon previous notice to the superintendent of the Premises and under his supervision, and the persons employed by any Lessee for such work must be acceptable to

Lessor. Lessor reserves the right to inspect all safes, freight or other bulky articles to be brought into the Premises and to exclude all safes, freight or other bulky articles which violate any of these Rules and Regulations or the Lease. Lessor reserves the right to prescribe the weight and position of all safes, which must be placed upon supports approved by Lesspr to distribute the weight.

13. Lessor shall have the right to prohibit any advertising by any Lessee which, in Lessor's opinion, tends to impair the reputation of the Premises or its desirability as an office location, and upon written notice from Lessor, any Lessee shall refrain from or discontinue such advertising.

14. All doors opening onto public corridors shall be kept closed, except when in use for ingress or egress.

15. The requirements of Lessee will be attended to only upon application to Premises.

16. Canvassing, soliciting and peddling in the Premises are prohibited and each Lessee shall report and otherwise cooperate to prevent same.

17. All office equipment of any electrical or mechanical nature shall be placed by Lessee in the Premises in settings approved by Lessor, to absorb or prevent vibration, noise and annoyance.

18. No air conditioning unit or other similar apparatus shall be installed or used by any Lessee without the prior written consent of Lessor.

19. There shall not be used in any space, or in public halls of the Premises, either by any Lessee or others, any hand trucks except those equipped with rubber tires and rubber side guards.

20. No vending machines or similar machines of any description shall be installed, maintained or operated upon the Premises without the prior written consent of Lessor.

21. The scheduling of Lessee move-ins shall be subject to the reasonable discretion of Lessor.

22. If Lessee desires telephone or telegraph connections, Lessor will direct electricians as to where and how the wires are to be introduced. No boring or cutting for wires or otherwise shall be made without the directions from Lessor.

23. The term "personal goods or services vendors" as used herein means persons who periodically enter the Premises for the purpose of selling goods or services to a Lessee, other than goods or services which are used by the Lessee only for the purpose of conducting its business on the Leased Premises. "Personal goods or services" include but are not limited to, drinking water and other beverages, food, barbering services, and shoe-shining services. Lessor reserves the right to prohibit personal goods and services vendors from access to the Premises except upon such reasonable terms and conditions, including but not limited to the payment of a reasonable fee and provision for insurance coverage, as are related to the safety, care and cleanliness of the Premises, the preservation of such vendors or the sale by them of personal goods or services to the Lessee or its employees. If necessary for the accomplishment of these purposes, Lessor may exclude a particular vendor entirely or limit the number of vendors who may be present at any one time in the Premises.

24. Lessee's monetary obligations under this Lease shall not be increased as a result or modification of these rules and regulations except as otherwise provided in this Lease.

25. Tenant, nor Tenant's employees and/or invitees shall feed or molest the ducks or any other wildlife on the property. It shall be the duty of each Tenant to instruct its employees and/or invitees of this. Flagrant disregard for this Rule shall be considered a breach of this Lease.

                                   EXHIBIT "C"
                                Parking Agreement


So long as the Lease to which this Parking Agreement is attached remains in effect, and so long as the rules and regulations adopted by the Lessor are not violated. Lessee or persons designated by Lessee shall be entitled on a non-exclusive basis, to use the parking space In the Premises. Lessor expressly reserves the right to designate parking areas.

A condition of any parking shall in be compliance by the parker with rules and regulations. The following rules and regulations are in effect until notice is given by Lessee of any change. Lessor reserves the right to modify and/or adopt such other reasonable and nondiscriminatory rules and regulations as it deems necessary. Lessor may refuse to permit any person who violates the within rules to park, and any violation of the rules shall subject the vehicle to removal.

                              RULES AND REGULATIONS

1.    Parking hours shall be 6:00 a.m. to 12:00 a.m.

2.    Cars must be parked entirely within the stall lines painted on the floor.

3.    All directional signs and arrows must be observed.

4.    The speed limit shall be five (5) miles per hour.

5. Parking is prohibited: (a), in areas not striped for parking; (b). in aisles; (c). where "no parking" signs are posted; (d). on ramps; (e). in cross-hatched areas; (f) in such other areas as may be designated by Lessor or Lessor's agent.

6. Every parker is required to park and lock his own car. All responsibility for damage to cars or persons is assumed by parker.

7. Spaces are for the express purpose of parking one automobile per space. Washing, cleaning or servicing of any vehicle by the parker and/or his agents is prohibited.

8. Lessor reserves the right to refuse to any Lessee or person and/or his agents or representatives who willfully refuse to comply with the above rules and regulations and all unposted City, State or Federal ordinance, laws or agreements.